Lord Abbett Securities Trust Growth & Income Series
Post Effective Amendment No. 19 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         PERIOD ENDING OCTOBER 31, 1997

P * (1 + T)N  =  ERV

LIFE OF FUND*                                        ONE YEAR



P  =  1,000                                         P  =  1,000

N = 3.8274                                          N  =  1

ERV  =  1,894                                     ERV  =  1,262


T  =  Average annual total return


1,000 * (1 + T)3.8274  =  1,894                      1,000 * (1 + T)1  = 1,262

(1 + T)3.8274   =  1,894                             (1 + T)1  =  1,262
                   -----                                          -----
                   1,000                                          1,000

T  =  (1,894)0.2613                                  T  =  1,262
      -------       - 1                                    -----  - 1
      (1,000)                                              1,000

T  =  18.16%                                         T  =  26.20%



* The Trust's  Growth & Income  Series(Class  C  share)commenced  operations  on
1/3/94.

Lord Abbett Securities Trust Growth & Income Series
Post Effective Amendment No. 19 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         PERIOD ENDING OCTOBER 31, 1997

P * (1 + T)  =  ERV

LIFE OF FUND*                                        ONE YEAR

P  =  1,000                                          P  =  1,000

ERV  =  1,339                                        ERV  =  1,196

T  =  average annual total return                    T  =  total return

N  =  1.296                                          N  =  1


1,000 * (1 + T)1.296  =  1,339                       1,000 * (1 + T)1  = 1,196

(1 + T).7717   =  1,339                              (1 + T)1  =  1,196
                  -----                                           -----
                    1,000                                         1,000

T  =  (1,339).7717                                    T  =  1,196
      -------      - 1                                      -----  - 1
      (1,000)                                               1,000

T  =  25.27%                                          T  =  19.60%

* The Trust's Growth & Income Series(Class A share)commenced operations on 7/15/96.

Lord Abbett Securities Trust International Series
Post Effective Amendment No. 19 on form N-1A

Results of a $1,000 investment reflecting the maximum sales charge and the reinvestment of all distributions.


                         PERIOD ENDING OCTOBER 31, 1997

P * (1 + T)  =  ERV

LIFE OF FUND*

P  =  1,000

ERV  =  1,086

T  = total return


1,000 * (1 + T)  =  1,086

(1 + T) =  1,086
               1,000


T  =  (1,086)
      ---------   - 1
      (1,000)

T  =  8.60%

* The Trust's International Series (Class A share)commenced operations on 12/13/96.